EXHIBIT 23.1

                          Consent of Independent Accountants


We hereby consent to the incorporation by reference in the registration statement on Form S-8 (No. 333-72841) of Mechanical Technology Incorporated of our report dated June 23, 2000 relating to the financial statements of Mechanical Technology Incorporated MTI Savings and Retirement Plan which appears in this Form 11-K.


                                              PricewaterhouseCoopers L.L.P.
Albany, New York
June 27, 2000
































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